                                     [LETTERHEAD]



                                        March 10, 1998




Dear Stockholder:

     I am writing to inform you that the 1998 annual meeting of stockholders of Amway Mutual Fund, Inc. will be held on April 22, 1998.

     Among the items which will be considered at the meeting are proposals: (a) to reduce the Fund's investment advisory fees, (b) to adopt a new plan for distribution of the Fund's shares (which would result in elimination of the Fund's present 3% sales charge), and (c) to reorganize the Fund as a series of a Delaware business trust. We believe that the proposed changes will benefit the Fund's stockholders and will enable the Fund to compete more effectively with other mutual funds.

     THE FUND'S BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMEND THAT YOU VOTE IN FAVOR OF ALL OF THESE PROPOSALS.

     The enclosed proxy statement contains detailed information that the proposals which will be considered at the annual meeting. We urge you to read it carefully. IF YOU DO NOT INTEND TO ATTEND THE ANNUAL MEETING IN PERSON, WE ALSO URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD.

     Thank you for taking the time to read this letter and the enclosed proxy statement. If you have any questions, please do not hesitate to call us at the telephone numbers listed in the proxy statement.

                                        Sincerely,


                                        /s/ James J. Rosloniec

                                        James J. Rosloniec
                                        President

                                     PRELIMINARY
                               AMWAY MUTUAL FUND, INC.
                               7575 Fulton Street East
                               Ada, Michigan 49355-7150
                              Telephone: (616) 787-6288
                              Telephone: (800) 346-2670
                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    APRIL 22, 1998

To the Stockholders of Amway Mutual Fund, Inc.:

     The Annual Meeting of Stockholders of Amway Mutual Fund, Inc., will be held on Wednesday, April 22, 1998, at 11:00 A.M., in the Champlain Building, 2905 Lucerne, S.E., Grand Rapids, Michigan.

     The following subjects will be considered and acted upon at the meeting:

          (1) Election of directors to hold office until the next Annual Meeting and until their successors are elected and qualify.

          (2) Approval of an amended Investment Advisory and Service Contract between the Fund and Amway Management Company.

          (3) Approval of an amended Sub-Advisory Contract between Amway Management Company and ARK Asset Management Company.

          (4) Ratification of the selection of BDO Seidman, LLP as independent public accountants to examine and verify the accounts and securities of the Fund for the year 1998.

          (5) Approval of an amendment to the Fund's Certificate of Incorporation to increase the authorized capital stock from the present 20,000,000 shares of common stock, $1.00 par value, to 40,000,000 shares of common stock, $1.00 par value.

          (6) Approval of a new Distribution Plan and Agreement for the Fund's shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

          (7) Approval of an Agreement and Plan of Reorganization whereby the Fund will be reorganized as a series of the Amway Mutual Fund Trust.

          (8)  Such other matters as may properly come before the meeting.

     Stockholders of record on the books of the Fund at the close of business on March 2, 1998, are entitled to vote at the meeting or any adjournment thereof. If you attend the meeting, you can vote your shares in person. Whether or not you plan to attend the meeting, please fill in, date, and sign the enclosed proxy, and return it in the enclosed, prestamped envelope. A complete list of stockholders entitled to vote at the meeting, or any adjournment thereof, shall be open to examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting at the office of the Fund, 2905 Lucerne, Grand Rapids, MI 49546.

          IT IS IMPORTANT THAT THE ENCLOSED PROXY BE SIGNED AND RETURNED PROMPLTLY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, SO AS TO INSURE A QUORUM FOR THE ABOVE MEETING. A QUORUM IS ESSENTIAL FOR THE MEETING TO BE HELD. PLEASE HELP YOUR FUND SAVE THE COST OF FURTHER SOLICITATION BY RETURNING YOUR PROXY PROMPTLY.


                                        By Order of the Board of Directors
                                        Allan D. Engel
     March 10, 1998                     Secretary

                                  PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS-APRIL 22, 1998


     This statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Amway Mutual Fund, Inc., (the "Fund") 7575 Fulton Street East, Ada, Michigan 49355-7150 for use at the Annual Meeting of its stockholders to be held on Wednesday, April 22, 1998, at 11:00 A.M., at the Champlain Building, 2905 Lucerne S.E., Grand Rapids, Michigan, and at any and all adjournments of such meeting.

     It is important that the enclosed proxy be properly filled in and signed by each stockholder, whether or not they will be present for the Annual Meeting. Since not all stockholders can be expected to attend the Annual Meeting in person, it is necessary that enough shares be represented by the proxies of those not present to constitute a quorum for transacting stockholder business. At least 50% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Stockholders should, therefore, execute and mail the enclosed proxy form, regardless of the number of shares which they may own. Shares can only be voted at the Annual Meeting if the owner is present or is represented by his proxy.

     If the enclosed proxy form is properly executed and returned in time to be voted at the stockholders' meeting, the shares represented by the proxy will be voted in accordance with the stockholder's instructions marked thereon. Any stockholder giving a proxy may revoke it in writing at any time before it is voted at the meeting by written instruction to the Fund, when instruction is received before the proxy is voted at the meeting. Any proxies signed but without a vote indicated in the boxes will be voted as recommended by the Directors. Any stockholder giving a proxy who thereafter does attend the meeting in person, may, if he wishes, vote in person at the meeting, thereby canceling any proxy vote previously given. Shares voted as an abstention will be voted as indicated, not in favor of any proposal, but will count in determining the quorum.

     As of February 20, 1998, there were _________ shares of stock of the Fund outstanding, all at the par value of $1.00 per share. Each share outstanding on the record date, March 2, 1998, will be entitled to one vote at the meeting, and at any and all adjournments thereof. The Notice, Proxy Statement, and Proxy will be mailed to all stockholders on or about March 10, 1998.

PROPOSAL ONE - ELECTION OF DIRECTORS
     It is intended that, except as specified in this paragraph, shares represented by the enclosed Proxy will be voted for the election of the six Director nominees listed below. Election of directors requires a plurality vote of the shares of the Fund. All nominees will be elected to serve until the 1999 Annual Meeting of Stockholders and until their successors have been elected and qualified. Should any of the nominees become unable to serve, which is not now contemplated, the Proxy holders may vote for the election of a substitute nominee. The Directors have consented to serve if elected. The Board of Directors of the Fund does not have a nominating or similar committee.

     The following table contains information with respect to the nominees for Directors, including the number of shares of common stock of the Fund beneficially held, directly or indirectly, as of February 20, 1998.

                                                                                                          SHARES BENEFICIALLY
NAME AND                                      POSITION                                                       OWNED, DIRECTLY
PRINCIPAL OCCUPATION                            WITH                                  DIRECTOR                OR INDIRECTLY
OR EMPLOYMENT                                    FUND                AGE                 SINCE           AS OF FEBRUARY 20, 1998

Richard A. DeWitt                              Director               84                1970                      10,221
President, DeWitt Land and Cattle
Company (Investments in land and
cattle); Chairman of the board, Maes
Incorporated (Manufacturer of
agricultural equipment)

Allan D. Engel*                                Director               46                1984                       1,891
Sr. Manager-Investments                     VP, Secretary
and Real Estate                                  and
Amway Corporation                             Assistant
                                               Treasurer
Donald H. Johnson                              Director               67                1993                       7,023
Retired, Former Vice President-
Treasurer, SPX Corporation (Designs,
manufactures, and markets products
and services for the motor vehicle
service industry), 1986 to 1994; Vice
President and Director Owatonna Tool
acquired by SPX in 1985);Secretary-
Treasurer, Director Owatonna Tool,
1969 to 1984

Walter T. Jones                                Director               55                1992                       6,822
Senior Vice President-Chief Financial
Officer, Prince Corporation (Auto-
motive interior trim and interior systems;
automotive designer, manufacturer and
supplier; and designer and manufacturer
of die casting machines.)

James J. Rosloniec*                           Director,               53                1980                      16,967
Vice President-Audit and                       President
Control, Amway Corporation,                      and
1992 to present; Vice                         Treasurer
President-Finance and Treasurer,
Amway Corporation, 1979 to 1992

Richard E. Wayman                                None                 63              Proposed                     2,258
Retired, Former Finance Director,
Amway Corporation, 1976 to 1996

*These directors are interested persons under the Investment Company Act of 1940, as amended, since they are officers and/or directors of both the Investment Adviser and the Fund.

**The Directors and Officers of the fund owned, as a group, less than 1% of the outstanding shares of the Fund.


 There were six meetings of the Board of Directors during the calendar year 1997. All directors attended at least 75% of the meetings.

          The officers of the Fund serve without compensation. During the fiscal year ended December 31, 1997, the directors of the Fund received director's fees as follows:

                                                      COMPENSATION TABLE(1)
          Richard A. DeWitt..... $5,000           Donald H. Johnson..... $5,000           James J. Rosloniec..... $5,000
          Allan D. Engel........ $5,000           Walter T. Jones....... $5,000

     (1) Director's fees are paid by the Investment Adviser pursuant to the Investment Advisory Agreement between the Investment Adviser and the Fund.


INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER
     The Investment Adviser and Principal Underwriter for the Fund is Amway Management Company, 7575 Fulton Street East, Ada, Michigan 49355-7150 (the "Investment Adviser"), which has served in that capacity pursuant to an investment advisory and service contract since the Fund was organized in 1971.

     The name and principal occupation of the Officers and Directors of the Investment Adviser and their positions with the Investment Adviser and the Fund are set forth below. The mailing address of each person listed is 7575 Fulton Street East, Ada, Michigan 49355-7150.


NAME AND PRINCIPAL                           POSITION WITH                         POSITION WITH THE
OCCUPATION                               INVESTMENT ADVISER                    FUND AND TERM OF OFFICE
Allan D. Engel                                 Director,                       Director-1984 to present;
Sr. Manager-Investments and                   President                       Vice President, Secretary
Real Estate, Amway Corporation               and Secretary                    and Assistant Treasurer-
                                                                                    1980 to present

James J. Rosloniec                             Director,                      President and Treasurer-
Vice President-Audit and Control,           Vice President                   1984 to present; Director-
Amway Corporation                           and Treasurer                          1980 to present

     All of the capital stock of the Investment Adviser is owned indirectly by Amway Corporation. The Jay Van Andel Trust, the Betty J. Van Andel Trust, The Richard M. DeVos Trusts, and The Helen J. DeVos Trusts own all of the securities of all classes of Amway Corporation except for a nominal percentage owned by The Jay and Betty Van Andel Foundation and The Richard and Helen DeVos Foundation. No officer, director, or nominee for election as a director of the Fund owns any securities of or has any other material direct or indirect interest in the Investment Adviser, other than as set forth above.

     Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355-0001, indirectly as of February 20, 1998, owned ___ shares, or __% of the outstanding shares of the Fund. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, 7575 Fulton Street East, Ada, Michigan 49355-0001, which owns, as of February 20, 1998, _______ shares or ____% of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

PROPOSALS 2 AND 3 - APPROVAL OF AMENDMENTS TO ADVISORY AND SUB-ADVISORY AGREEMENTS.

GENERAL
     The current Advisory and Service Contract was originally executed on June 9, 1995, and was last submitted to a vote of the stockholders of the Fund for approval, and approved, at the Annual Meeting of Stockholders on August 22, 1997. A copy of the Contract may be inspected at the offices of the Fund at the Champlain Building, 2905 Lucerne, S.E., Grand Rapids, MI during business hours, up to the time of the 1998 Annual Stockholders Meeting. The Board of Directors, including a majority of the Directors who are not interested persons of any party to the contract, at a meeting on February 9, 1998 approved continuation of the contract for another year. In addition, subject to approval of the Fund's shareholders, the Board of Directors approved amendments to the Advisory and Sub-Advisory Agreements which would reduce the fees to be paid by the Fund. The proposed amendments are described below.

ADVISORY AGREEMENT
     Under the Advisory Agreement, the Fund "...employs the Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Board of Directors of the Fund, and to provisions of the Fund's current Prospectus; to furnish for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and administering its affairs," subject to the expenses to be paid by the Fund as discussed below; "and to pay the salaries and fees of all officers and directors of the Fund. The Adviser will, from time to time, discuss with the Fund economic investment developments which may affect the Fund's portfolio and furnish such information as the Adviser may believe appropriate for this purpose. The Adviser will maintain such statistical and analytical information with respect to the Fund's portfolio securities as the Adviser may believe appropriate, and shall make such materials available for inspection by the Fund, as may be reasonable. Except when otherwise specifically directed by the Fund, the Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities for the Fund's account..... The Adviser shall be permitted to enter into an agreement with another advisory organization whereby the other organization will provide all or a part of the investment advice and the services required to manage the Fund's investment portfolio as provided for in this agreement."

     Under the Advisory Agreement, the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Fund include, without implied limitation, "(i) registration of the Fund under the Investment Company Act of 1940; (ii) commissions, fees and other expenses connected with the purchase or sale of securities; (iii) auditing, accounting, and legal expenses; (iv) taxes and interest; (v) governmental fees;
(vi) expenses of issue, sale, repurchase and redemption of shares; (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to stockholders and investors; (viii) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (ix) fees and expenses related to the determination of the Fund's net asset value; (x) insurance expenses; (xi) association membership dues; (xii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiii) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Fund; and (xiv) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto."

     Under the present Advisory Agreement, the Fund pays the Adviser a fee amounting on an annual basis to approximately .55 of 1% of the daily average net asset value of the Fund. The fee is computed daily on the basis of .55 of 1% per annum of the total net assets, and paid quarterly. The advisory fee paid by the Fund to the Investment Adviser during the year ended December 31, 1997, was $727,102. Amway Management Company also acts as the Fund's agent for transfer of the Fund's shares and disbursement of the Fund's distributions. The transfer agent fee incurred by the Fund amounted to $257,577 in 1997.

SUB-ADVISORY AGREEMENT
     ARK Management serves as the Fund's Sub-Adviser pursuant to a Sub-Advisory Agreement which became effective on May 1, 1995. Pursuant to the Advisory Agreement, the Adviser intends to continue its Sub-Advisory Agreement with ARK Asset Management Company (the "Sub-Adviser"). A copy of the Sub-Advisory Agreement may be inspected at the offices of the Fund at the Champlain Building, 2905 Lucerne S.E., Grand Rapids, MI during business hours, up to the time of the 1998 Annual Stockholders Meeting. The Board of Directors, including a majority of the Directors who are not interested persons of any party to the Sub-Advisory Agreement, at a meeting on February 9, 1998 approved the agreement for continuation for another year. The sub-Advisory Agreement was last submitted to a vote of the stockholders of the Fund for approval, and approved, at the Annual Meeting of Stockholders on August 22, 1997.

     Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. Except when otherwise specifically directed by the Fund or the Investment Adviser, the Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase of sale of portfolio securities for the Fund's account.

     For services rendered, the Adviser, not the Fund, will pay the Sub-Adviser a fee amounting on an annual basis to approximately .45 of 1% of the daily average net asset value of the Fund.

     The Advisory Agreement and Sub-Advisory Agreement continue in effect indefinitely from year to year so long as their continuance after the initial two-year period is specifically approved at least annually by vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund. In addition, and in either event, the Advisory Agreement and Sub-Advisory Agreement and their terms must be approved at least annually by a vote of a majority of the Directors of the Fund who are not parties to the Advisory Agreement and Sub-Advisory Agreement, or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreement provide that they will terminate automatically in the event of their assignment. In addition, the Advisory Agreement and Sub-Advisory Agreement are terminable at any time, without penalty, by the Board of Directors or by the affirmative vote of a majority of the Fund's outstanding shares on 60 days' written notice to the Investment Adviser or Sub-Adviser, and by the Investment Adviser or Sub-Adviser on 60 days' written notice to the Fund.

PROPOSED AMENDMENTS
     The Board of Directors, including a majority of the Directors who are not interested persons of any party to the contract, at a meeting on February 9, 1998 approved amendments to the Advisory and Sub-Advisory Agreements. If the proposed amendments are approved by the Fund's shareholders, they will become effective May 1, 1998. If they are not approved, the present Advisory and Sub-Advisory Agreements will continue in effect.

     Under the present Advisory Agreement, the Fund's Adviser receives a fee amounting on an annual basis to approximately .55 of 1% of the daily net asset value of the Fund. The fee is computed daily on the basis of .55 of 1% of the Fund's total net assets. Under the present Sub-Advisory Agreement, the Fund's Sub-Adviser receives a fee amounting on an annual basis to approximately .45 of 1% of the daily average net asset value of the Fund. This amount is paid by the Adviser, not the Fund.

     Under the proposed amendment to the Advisory Agreement, the amount to be received by the Adviser would be reduced. The Fund would pay the Adviser a fee at the annual rate of 0.55% on the first $100 million of average daily net assets of the Fund, 0.50% on the next $50 million in assets, and 0.45% on the next $50 million in assets. When the Fund's assets reach $200 million the rate would be 0.50% on assets up to $200 million and 0.45% on assets in excess of $200 million, so long as the Fund continued to have at least $200 million in assets.

     Under the proposed amendment to the Sub-Advisory Agreement, the amount to be paid by the Adviser to the Sub-Adviser would also be reduced. The Adviser would pay the Sub-Adviser a fee at the annual rate of 0.45% on the first $100 million of average daily net assets of the Fund, 0.40% on the next $50 million in assets, and 0.35% on the next $50 million in assets. When the Fund's assets reach $200 million the rate would be 0.40% on assets up to $200 million and 0.35% on assets in excess of $200 million, so long as the Fund continued to have at least $200 million in assets.

     During the year ended December 31, 1997, the Fund paid the Adviser $727,102 pursuant to the Advisory Agreement, and the Adviser paid the Sub-Adviser $594,902 pursuant to the Sub-Advisory Agreement. If the proposed amendments had been in effect during the year ended December 31, 1997, these amounts would have been $711,002 and $578,801, respectively. All amounts paid to the Sub-Advisor pursuant to the Sub-Advisory Agreement are paid by the Adviser, not the Fund.

VOTE REQUIRED
     Approval for the amendments to the Advisory Agreement, and the Sub-Advisory Agreement, requires the affirmative vote of majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of a company is defined in the Investment Company Act of 1940 to mean "...the vote, at the annual or a special meeting of the security holders of such company duly called, (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is less."

BOARD OF DIRECTORS RECOMMENDATION
     The Board of Directors has approved, and recommends that the Fund's stockholders approve the amendment to the Advisory Agreement with Amway Management and the Sub-Advisory Agreement with ARK Management. In considering the Sub-Advisory Agreement, and the Advisory Agreement, the Board of Directors took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invest, (iv) the investment outlook of the Fund's Investment Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Directors also considered the possibility of other benefits which might accrue to the Investment Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund.

     In considering the Advisory Agreement, the Board of Directors also took into account (i) the Investment Adviser's financial conditional, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent,
(iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's stockholders, and (vi) the nature and extent of Amway Management's supervision of other service providers, including the Fund's sub-advisers.

     In evaluating the Sub-Advisory Agreement, the Board of Directors considered extensive additional information regarding ARK Management, including (i) its financial condition, (ii) the size, education and experience of its staff, and
(iii) the performance record of other accounts managed by the Sub-Advisor.

     In considering the foregoing factors the Board of Directors did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors which it deemed to be material, the Board of Directors concluded that continuing the engagement of Amway Management and ARK Management as, respectively, the Fund's Investment Adviser and Sub-Advisor was in the best interest ot the Fund, and that the terms of the Advisory and Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable. However, the Board of Directors concluded that it was in the best interests of the Fund for the amounts to be paid under the Advisory and Sub-Advisory Agreements to be reduced. Accordingly, the Board of Directors recommends that the Fund's stockholders vote FOR approval of the proposed amendment to the Sub-Advisory Agreement and FOR approval of the proposed amendment to the Advisory Agreement.

THE SUB-ADVISER
     ARK Asset Management Co., Inc. ("ARK Management"), a wholly-owned subsidiary of ARK Asset Holdings, Inc. ("ARK Holdings"), is located at One New York Plaza, New York, NY 10004. ARK Management serves as investment manager for institutional accounts which total approximately $27 billion.

     ARK Management serves as sub-adviser to the Equity Value Portfolio of The Diversified Investors Funds Group, a registered investment company which as of December 31, 1997 had assets of approximately $17 billion. ARK Management is compensated for such services on the same basis as the proposed Sub-Advisory Agreement with respect to the Fund. See Proposal 3.

     Employees of ARK Management own approximately 100% of the outstanding voting stock of ARK Holdings. The following persons own of record or beneficially ten percent or more of the outstanding voting securities of ARK
Holdings: Henry R. Breck, Coleman M. Brandt, and C. Charles Hetzel.

     The principal executive officers and the directors of ARK Management at One New York Plaza, New York, NY 10004 are as follows:

Henry R. Breck                          S. Jay Mermelstein                      Joseph P. Scanlon, Jr.
  Chairman, Chief Executive               Secretary, Treasurer, and               Managing Director, and
  Officer, and Director,                  Director, ARK Management                Director, ARK Management
  ARK Management
                                        Ronald C. Wiener                        Robert W. Norton
Coleman M. Brandt                         Vice-Chairman, and                      Managing Director, and
  Vice-Chairman and                       Director, ARK Management                Director, ARK Management
  Director, ARK Management
                                        William H. David                        James R. Marbach
C. Charles Hetzel                         Managing Director, and                  Managing Director, and
  Vice-Chairman and                       Director, ARK Management                Director, ARK Management
  Director, ARK Management
                                        H. Scott Higgins                        John E. Bailey
                                          Managing Director, and                  Managing Director, and
Helene H. Bishop                          Director, ARK Management                Director, ARK Management
  Managing Director, and
  Director, ARK Management              S. Basu Mullick                         Ellen P. Stern
                                          Managing Director, and                  Managing Director, and
                                          Director, ARK Management                Director, ARK Management


PROPOSAL 4 - RATIFICATION OF SELECTION OF AUDITORS
     The Board of Directors, including a majority of the non-interested directors, has selected BDO Seidman, LLP, Grand Rapids, Michigan, certified public accountants, as independent public accountants for the Fund for 1998. This selection is being submitted to the stockholders for ratification at the 1998 Annual Meeting. The selection of independent auditors requires the affirmative vote of a majority of the shares of the Fund voting on this matter. BDO Seidman, LLP have been auditors for the Fund since its inception, but have not previously had and do not now have any interest in or relationship with the Fund, except in this capacity as independent certified public accountants. The disinterested directors of the Fund serve as the audit committee. A representative of BDO Seidman, LLP is expected to be present at the Annual Stockholders Meeting, and will have an opportunity to make a statement and to be available to answer appropriate questions.

PROPOSAL 5 - APPROVAL OF INCREASE OF AUTHORIZED STOCK
     The authorized capital stock of the Fund presently consists of 20,000,000 shares of common stock, $1.00 par value. As of February 20, 1998 ______________ shares were outstanding. The Board of Directors at a meeting on February 9, 1998 approved an amendment to the Fund's Certificate of Incorporation to increase the authorized capital stock of the Fund from the present 20,000,000 shares of common stock, $1.00 par value, to 40,000,000 of such shares. The additional shares will be sold in the regular course of the Fund's business as an open-end mutual fund as a part of a continuous offering of its' shares. The Board of Directors has authority to issue and determine the consideration to be received for shares authorized by stockholders; however, shares may not be issued for less than net asset value.

     An increase in the authorized share is necessary in order for the Fund to continue to sell additional stock. The increase in authorized shares, as proposed, would benefit the stockholders of the Fund since it would permit continued growth of the Fund making available benefits due to economies of size, reduce the dollar amount of fixed expenses per share, and provide for the issuance of additional shares through the reinvestment of dividends and capital gains distributed in the future, if any, for shareholders so requesting.

     The Fund previously considered a larger increase in authorized shares. A proposal to increase the Fund's authorized shares from 20,000,000 to 100,000,000 shares was submitted to shareholders and approved at the Annual Meeting of Stockholders on August 5, 1997. However, the fund decided not to proceed with this increase because it concluded after further review that it had no immediate need for such a large number of authorized shares, and that amending its Certificate of Incorporation to authorize such shares might incur additional costs prematurely.

     The favorable vote of the holders of a majority of the outstanding shares is required to increase the authorized stock.

     The Fund's Board of Directors has approved a plan of reorganization pursuant to which the Fund would be reorganized as a series of a Delaware business trust. (See Proposal 7.) As a series of a Delaware business trust, the Fund would be able to issue an unlimited number of shares of beneficial interest. Accordingly, if the Fund's shareholders approve Proposal 7, the Board of Directors may decide not to proceed with the amendment to the Fund's Certificate of Incorporation to increase the number of authorized shares, even though it has been approved by the Fund's shareholders.

PROPOSAL 6 - APPROVAL OF A NEW PLAN AND AGREEMENT OF DISTRIBUTION

BACKGROUND
     Shares of the Fund are presently distributed pursuant to a Principal Underwriter Agreement between the Fund and the Adviser. Under this agreement, the Adviser serves as the Fund's principal underwriter and receives a sales charge of 3% of the offering price of the Fund's shares. The sales charge is waived for certain classes of investors because of the efficiencies involved in the sale of shares to such investors.

     The Board of Directors of the Fund has approved, subject to shareholder approval, a new Plan and Agreement of Distribution ("Distribution Plan"). Under the proposed distribution arrangement, the 3% sales charge would be eliminated and, in lieu of this payment, the Adviser would receive a maximum amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Fund during each month.

     The Board of Directors recommends that the Fund's shareholders approve the new distribution arrangement. If the Fund's shareholders do not approve the new arrangement, the present distribution arrangement between the Fund and the Adviser will continue in effect.

NEW DISTRIBUTION AGREEMENT
     A copy of the proposed Distribution Plan is attached as Exhibit A. The principal differences between the current Principal Underwriter Agreement and the proposed Distribution Plan are set forth below.

     DUTIES. Under the Principal Underwriter Agreement the Adviser serves as the Fund's principal underwriter and agrees to devote reasonable time and effort to the sale of Fund shares. The Adviser would continue to serve as the Fund's principal underwriter under the new distribution arrangement. However, the Distribution Plan permits the Adviser to engage in a broader range of sales activities than are covered by the Principal Underwriter Agreement.

     COMPENSATION. The 3% sales charge which the Adviser receives under the Principal Underwriting Agreement would be eliminated. In lieu of this payment, the Adviser would receive a maximum amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Fund during each month. The Fund's Board of Directors will review the amounts received by the Adviser pursuant to the Distribution Plan no less often than quarterly. The Board has authority to approve payments up to, but not in excess of the maximum amount specified in the Distribution Plan.

     PAYMENTS TO FINANCIAL INTERMEDIARIES. The Principal Underwriter Agreement authorizes the Adviser to enter into agreements with selected securities dealers whereby they will sell Fund shares and retain a portion of the sales charge.
The proposed Distribution Agreement allows the Adviser to make payments to a broader range of entities, including securities dealers, banks and other financial intermediaries, and other organizations that render distribution or administrative services in connection with sales of shares of the Fund.

     DISTRIBUTION EXPENSES. Under the Principal Underwriter Agreement, the Adviser pays for certain expenses which are related to the distribution of the Fund's shares. The Adviser will continue to be responsible for these expenses under the new distribution arrangement. Since the Distribution Plan is a compensation plan, as opposed to a reimbursement plan, the amounts paid to the Adviser may exceed the expenses which are incurred by the Adviser in distributing the Fund's shares.

     OTHER PROVISIONS. The Distribution Plan is intended to supplement, not replace, the Principal Underwriter Agreement. However, if the Distribution Plan is approved by the Fund's shareholders, the Fund intends to eliminate the 3% sales charge which the Adviser presently receives pursuant to the Principal Underwriter Agreement.

     The Distribution Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. Under Rule 12b-1, the Fund's Board of Directors must review expenditures under the Distribution Plan no less often than quarterly, and the Distribution Plan may continue in effect only so long as such continuance is approved at least annually by the Board of Directors, including a majority of the Independent Directors. A material amendment to the Distribution Plan requires approval of the Board of Directors, and any amendment which would materially increase the amount which the Fund would expend under the Distribution Plan also requires the approval of a majority of the outstanding shares of the Fund.

     The Distribution Plan and any agreements related to its implementation may be terminated, in the case of the Distribution Plan, at any time, and in the case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Directors or by the vote of a majority of the outstanding shares of the Fund. Such agreements will also terminate automatically if assigned. So long as the Distribution Plan continues in effect, the selection and nomination of the disinterested Directors of the Fund are committed to the discretion of the Independent Directors.

BOARD OF DIRECTORS RECOMMENDATION
     The Board of Directors recommends that shareholders approve the new Distribution Plan. In considering the proposed distribution arrangement, the Board considered various factors relevant to the Fund's situation, including the investment and sales history of the Fund, the marketing efforts under the Principal Underwriter Agreement, possible ways in which sales of shares could be increased, and the anticipated effect of the new Distribution Plan on the Fund and its shareholders.

     The Board of Directors concluded that there was a reasonable likelihood that the Fund and its shareholders would benefit from the new Plan and Agreement of Distribution in the following way:

     - Eliminating the 3% sales charge would allow the Fund's present shareholders to purchase additional shares without the imposition of any sales charge, and should enable the Fund to be more competitive in the sale of its shares.

     - Authorizing the Fund's distributor to engage in a broader range of sales activities, including payments to financial intermediaries, should also enable the Fund to be more competitive in the sale of its shares.

     - Increased sales of Fund shares should result in an increase in Fund assets. This should result in certain economies of scale (e.g. sharing fixed expenses over a larger asset base and possibly reaching the proposed advisory fee breakpoints more quickly.) See Proposals 2 and 3-Advisory and Sub-Advisory Agreements.

     - The Plan and Distribution Agreement should result in a relatively modest increase in the Fund's operating costs (0.25 of 1%). Many mutual funds have adopted distribution plans which have a much greater impact on operating expenses.

     - Under the present arrangement, distribution expenses are financed by a sales charge which is paid by the Fund's shareholders. Under the proposed arrangement, distribution expenses will be paid directly by the Fund. It is expected that the amount which will be received by the Adviser for its distribution activities will not be substantially increased under the new arrangement.

     There can be no assurance that approval of the Distribution Plan will result in additional sales of shares of the Fund. However, the Board of Directors concluded that there was a reasonable likelihood that one or more of the above benefits would be realized. The Directors also concluded that they will be in a position to monitor expenses under the Distribution Plan and to evaluate whether, and to what extent, those expenses should be continued.

IMPACT OF THE PROPOSED PLAN ON THE COST STRUCTURE OF THE FUND
     The tables below show the expense ratios for the Fund for the twelve months ended December 31, 1997, and the estimated pro forma expense ratios if the proposed Plan had been in effect from January 1, 1997 through December 31, 1997.

                                        Year Ended                 Pro-Forma (Assuming
                                       December 31,              the Proposed Plan was
                                           1997             effective as of January 1, 1997)
SHAREHOLDER TRANSACTION
EXPENSE (AS A PERCENTAGE
  OF OFFERING PRICE)

Maximum Sales Load of Purchases            3.00%                        None

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)

Advisory Fee                               0.55%                        0.55%
12b-1 Fee                                  None                         0.25%
Other Expenses                             0.35%                        0.35%

Total Operating Expenses                   0.90%                        1.15%


EXAMPLE*

     Assuming an initial investment of $1,000 and an annual return of 5%, no change in the level of expenses set forth above, and reinvestment of all distributions, an investor would pay the following expenses on a current and pro forma basis (including initial sales charge and annual operating expenses) if you closed your account after the number of years indicated.

                          One Year            Three Years         Five Years           Ten Years
Current                    $38.91              $57.84              $78.35              $137.46

Pro Forma                  $11.62              $36.22              $62.76              $138.61

*The foregoing example is for illustrative purposes only. Actual performance and expenses may be greater or lesser than those shown.

     If the proposed Distribution Plan had been in effect during the year ended December 31, 1997, the Adviser would have received $330,501 for distributing shares of the Fund. Such compensation would have been in the form of direct payments from the Fund pursuant to Rule 12b-1. Under the Principal Underwriter Agreement, which was in effect during the year ended December 31, 1997, the Adviser received $513,417 for distributing shares of the Fund. Such compensation was in the form of sales charges which were paid by persons who purchased shares of the Fund. During the years ended December 31, 1996 and 1995, the Adviser received $475,319 and $406,631, pursuant to the Principal Underwriter Agreement, for distributing shares of the Fund.

     Adoption of the Distribution Plan will increase operating expenses a shareholder would pay on a $1,000 investment in the Fund (assuming a 5% annual return) by approximately $2.63 for one year. However, the 3% sales charge on the sale of new Fund shares ($30 for a $1,000 investment) would be eliminated.

VOTE REQUIRED
     Approval for the amendments to the Advisory Agreement, and the Sub-Advisory Agreement, requires the affirmative vote of majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of a company is defined in the Investment Company Act of 1940 to mean "...the vote, at the annual or a special meeting of the security holders or such company duly called, (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is less."

PROPOSAL 7: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE FUND WILL BE REORGANIZED INTO A SERIES OF A DELAWARE BUSINESS TRUST

GENERAL
     The Board of Directors has unanimously approved, subject to shareholder approval, a proposal for the Fund to enter into an Agreement and Plan of Reorganization (the "Plan of Reorganization") with a newly established Delaware business trust named Amway Mutual Fund Trust (the "Delaware Trust"). The Plan of Reorganization will be in the form attached to this Proxy Statement as Exhibit B. The Plan of Reorganization provides for the conversion (the "Conversion") of the Fund from a Delaware corporation into a separate series of a Delaware Trust.

     The Fund's Board of Directors believes that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Delaware corporation. These advantages include granting the Fund's Board of Directors greater power to take certain actions without shareholder approval and greater flexibility in methods of voting and organization. The Board of Directors also believes that the proposed Agreement and Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Fund's current organizational documents. While some of these improvements could be achieved by amending the Fund's organization documents, the Board of Directors has concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization. For a summary comparison of the Fund's Certificate of Incorporation and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" below.

     The Conversion will entail organizing the Delaware Trust, which will initially have only one series of mutual funds, i.e. a common stock fund which is the successor to Amway Mutual Fund, Inc. However, other mutual funds, with differing investment objectives, may be organized as separate series of the Trust in the future. To effect the Conversion, the Fund will transfer all of its assets and liabilities to the successor Fund. As consideration for the transfer of such assets and liabilities (together, "net assets"), the successor Fund will issue shares of beneficial interest ("successor Fund shares") to the current Fund and the current Fund will distribute the successor Fund shares pro rata to the current Fund shareholders in exchange for their shares. Upon completion of the Conversion, each shareholder will be the owner of full and fractional successor Fund shares equal in number and aggregate net asset value as his or her shares of the current Fund as of the date of the Conversion. Following the Conversion, the successor Fund will carry on the business of the current Fund. The successor Fund will have the same investment advisor, other service providers, fee and expense structure and investment objectives, policies and restrictions as the current Fund. Any change in the composition of the Board of Directors, or in the Fund's investment advisory and distributing agreements, which are approved at the Annual Meeting with respect to the current Fund will also apply to the successor Fund. Approval of the Plan of Reorganization will also constitute approval to terminate the current Fund.

REASONS FOR THE PROPOSED CONVERSION
     The Fund is organized as a Delaware corporation. As discussed above, the Board of Directors unanimously recommends conversion of the Fund into a separate series of the Delaware Trust. The Board of Directors believes that organizing the Fund as a series of the Delaware Trust offers certain advantages over maintaining the Fund as a Delaware corporation.

     The principal advantage of a Delaware business trust compared to Delaware corporation is to avoid the expense, under Delaware corporate law, of holding an annual meeting of shareholders. Most mutual funds are organized pursuant to state laws which do not require annual meetings. Thus, the Fund is presently at a competitive disadvantage in this respect.

     Second, the Board of Directors believes that the Delaware business trust form of organization will enable the successor Fund to adopt new methods of operation and employ new technologies that are also expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The Fund hopes to take advantage of this provision in the future to improve shareholder voting procedures and reduce associated costs.

     Third, the Conversion offers the potential for additional cost savings since Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special shareholder meeting. Under the Delaware Trust Instrument, the Trustees have the power to amend the Delaware Trust Instrument to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to become a separate trust; and to change the Delaware Trust's domicile -- all without a shareholder vote.

     Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of organization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future shareholder meetings.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION
     At their meeting held on February 9, 1998, after considering the matters discussed above, the Board of Directors, including the Independent Directors, unanimously approved the adoption of the Plan of Reorganization and determined that the Conversion (i) is in the best interest of the Fund and (ii) will not result in dilution of the interests of the shareholders of the Fund. In addition, the Board of Directors unanimously voted to recommend to the shareholders of the Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking such action and making such recommendation, the Directors took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the Directors. The Directors believe that the Conversion will be beneficial to present shareholders of the Fund as well as to potential investors.

     The Board of Directors unanimously recommends that the shareholders of the Fund approve the Plan of Reorganization providing for the conversion of the Fund from a corporation to a series of a Delaware business trust.

VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION
     Approval of the Plan of Reorganization Trust requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. The vote of a majority of the outstanding voting securities of a company is defined in the Investment Company Act of 1940 to mean "...the vote, at the annual or a special meeting of the security holders of such company duly called, (a) of 67 per centum or more of the voting securities present at such meeting if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is less."

     A vote FOR the Conversion will authorize the current Fund, as the sole shareholder of the successor Fund (i) to elect as Trustees of the Delaware Trust the persons who are serving as Directors of the Fund immediately prior to the Conversion (see Proposal l); (ii) to ratify the selection of BDO Seidman, LLP as the Delaware Trust's independent accountants (see Proposal 4); (iii) to approve advisory and sub-advisory agreements for the successor Fund (see Proposals 2 and 3); and (iv) to approve a distribution and plan and agreement for the Fund (see Proposal 6). If the Conversion is approved but any of the other proposals are not approved by the Fund's shareholders, the Fund, as sole shareholder of the successor Fund, will vote to approve the existing forms of advisory contracts or distribution agreements, as the case may be.

SUMMARY OF THE PLAN OF REORGANIZATION
     The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Exhibit B.

     In order to accomplish the Conversion, a Delaware business trust will be formed. On the closing date of the Conversion (the "Closing Date"), the current Fund will transfer all of its assets to the successor Fund in exchange for the assumption by the successor Fund of all the liabilities of the current Fund and the issuance to the current Fund of shares of the successor Fund ("successor Fund shares") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of the current Fund's net assets. Immediately thereafter, the current Fund will liquidate and distribute successor Fund shares to each current Fund shareholder's account pro rata in proportion to such current Fund shareholder's beneficial interest in the current Fund ("current Fund shares") in exchange for his or her current Fund shares. As soon as practicable after this distribution of successor Fund shares, the current Fund will be wound up and terminated. A confirmation will be mailed to each current Fund shareholder of the number of successor Fund shares registered to the shareholder's account. Certificates evidencing full or fractional successor Fund shares will not be mailed to shareholders. UPON COMPLETION OF THE CONVERSION, EACH CURRENT

FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUIVALENT IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES IMMEDIATELY BEFORE THE CONVERSION.

     The Trustees of the Delaware Trust will hold office indefinitely except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by two-thirds of the other Trustees; and (iii) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. If a vacancy occurs for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there normally will be no meetings of shareholders for the purpose of electing Trustees.

     Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversion will become effective at the close of business on April 30, 1998 or as soon thereafter as possible.

     If, at any time before the Closing Date of the Conversion, the Board of Directors determines that it would not be in the best interest of the Fund or its shareholders to proceed with the Conversion, the Conversion will not go forward, notwithstanding the approval of the Conversion by the Fund's shareholders. The Fund and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interest of current Fund Shareholders.

EXPENSE OF THE CONVERSION
     The Fund will bear the expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies. In the event that the Conversion is completed, such expenses will be assumed by the successor Fund.

TAX CONSEQUENCES OF THE CONVERSIONS
     It is a condition to the consummation of the Conversion that the Fund and the Delaware Trust receive on or before the Closing Date an opinion from Kirkpatrick & Lockhart, LLP special tax counsel to the Fund and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, the Conversion will constitute a reorganization under Section 368
(a) (1) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by the current Fund, the successor Fund and the shareholders of the current Fund upon (1) the transfer of the current Fund's assets to the successor Fund in exchange solely for such successor Fund's shares and the assumption by such successor Fund of the current Fund's liabilities or (2) the distribution in liquidation by the current Fund of the successor Fund shares to the current Fund shareholders in exchange for their current Fund shares. The opinion will further provide, among other things, that
(i) the tax basis of the successor Fund shares to be received by each current Fund shareholder will be the same as that of his or her current Fund shares surrendered in exchange therefor and (ii) each current Fund shareholder's tax holding period for his or her successor Fund shares will include such shareholder's tax holding period for the current Fund shares surrendered in exchange therefor, provided the such current Fund shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS
     The Delaware Trust's transfer agent will establish accounts for all current Fund shareholders containing the successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund for each shareholder.

TRANSFER AGENT AND CUSTODIAN
     Amway Management Company, 7575 Fulton Street East, Ada, Michigan, currently serves as the transfer agent for the Fund and will serve in the same capacity for the Delaware Trust. Michigan National Bank, 77 Monroe Avenue, Grand Rapids, Michigan, currently acts as the custodian for the Fund and will serve in the same capacity for the Delaware Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
     BDO Seidman, LLP, 99 Monroe Avenue, Grand Rapids, Michigan, are presently the independent public accountants for the Fund, and will continue to be the independent public accountants for the successor Fund, subject to required approvals (see Proposal 2).

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT
     As a Delaware corporation, the Fund is governed by its Certificate of Incorporation and the provisions of the Delaware Corporation Law. As a Delaware business trust, the Trust will be governed by the Delaware Trust Instrument and by the provisions of the Delaware Business Trust Act. The following is a summary of certain differences between the Fund's Articles of Incorporation and the Delaware Trust Instrument. Shareholders of the Fund may obtain a copy of the Delaware Trust Instrument without charge upon written request to the Fund at the address listed on the first page of this Proxy Statement.

     SERIES AND CLASSES. The Delaware Trust Instrument permits the Delaware Trust to issue an unlimited number of shares, and to issue series of its shares which represent interests in separate portfolios of investments, including the successor Fund. The Delaware Trust is also authorized to issue multiple classes of such series. The Fund's Certificate of Incorporation authorizes a fixed number of shares, and does not permit the issuance of separate series and classes of shares. No series which may be issued by the Delaware Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior shareholder approval.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Delaware Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled to one vote on all matters presented to shareholders including the election of Trustees. To the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. The shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or as may be required by law.

     Delaware corporations are required to hold annual shareholders' meetings. The Fund's Certificate of Incorporation and Delaware corporation law generally give shareholders greater voting rights than the Delaware Trust Instrument. Shareholders of a Delaware corporation have the right to vote on a number of matters, including (i) the election or removal of directors, (ii) the termination, reorganization or merger of the corporation, and (iii) amendments to the Certificate of Incorporation.

     INDEMNIFICATION. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust. The Fund's Certificate of Incorporation and Delaware Corporation Law provide a similar degree of indemnification for its Directors.

     The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, and other legal representatives) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability.

     TERMINATION. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The winding up of the Fund would be governed by Delaware corporate law but generally would require shareholder approval.

     MERGER, CONSOLIDATION, SALES OF ASSETS, ETC. The Delaware Trust Instrument authorizes the trustees without shareholder approval to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Delaware Trust in the securities of another open-end investment company.

     AMENDMENTS. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to shareholders. Amendments to the Fund's Certificate of Incorporation require shareholder approval.

     SHAREHOLDER LIABILITY. Shareholders of a Delaware corporation are not personally liable for obligations of the corporation under Delaware law. The Delaware Act entitles a shareholder of a Delaware business trust to the same limitation of liability. It is considered likely that courts in other jurisdictions would give effect to this limitation of liability. In addition, the Delaware Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust, and provides for the giving of notice of such disclaimer in each agreement, obligation and instrument entered into by the Trust. The Delaware Trust Instrument also provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. Thus, the possibility of a shareholder of the Trust incurring financial loss because of shareholder liability is considered to be remote.

     LIABILITY OF TRUSTEES. The Delaware Trust Instrument provides that the Trustees are not personally liable for obligations of the Trust. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Delaware law provides that, in addition to any other liability imposed by law, the directors of a Delaware corporation may be liable to the corporation: (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to Delaware law, (2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation and (3) for voting or assenting to a repurchase of the shares of a Delaware corporation in violation of Delaware law. In the event of any litigation against its directors or officers, the Fund may indemnify the directors or officers, subject to certain limitations.

     RIGHT OF INSPECTION. Delaware Trust shareholders have the same rights to inspect the records, accounts and books of the Delaware Trust as are accorded to shareholders of a Delaware business corporation. Currently, each shareholder of a Delaware business corporation is permitted to inspect records, accounts and books of a business corporation for any legitimate business purpose.

     The foregoing is a summary of certain of the differences between the governing instruments and laws applicable to the Fund and the Trust. It is not a complete list of differences. Shareholders should refer to the provisions of the governing instruments and applicable law for more complete information.

STOCKHOLDERS PROPOSALS
     If the Fund's shareholders approve the proposal to reorganize the Fund as a Delaware business trust, the Fund will no longer be required to hold annual meetings. Instead, meetings will be held only when and if required. In this event, any shareholders desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing, so that it is received within a reasonable time before any meeting.

     If the Fund's shareholders do not approve the proposal to reorganize the Fund as a Delaware business trust, the Fund will hold a 1999 Annual Meeting of Stockholders. In this event, stockholder proposals, if any, must be received by the Fund on or before January 1, 1999, to be included in proxy materials relating to the meeting. Proposals should be forwarded to Amway Mutual Fund, Inc., 7575 Fulton Street East, Ada, Michigan 49355-7150.

SHAREHOLDER REPORTS
     The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to shareholders upon request to the Fund at the address or telephone number on the cover page of this Proxy Statement.

ADDITIONAL INFORMATION
     Management knows of no other matters which will be presented at the Annual Meeting. If any such matter(s) should come before the meeting for stockholder action, it is intended that the persons indicated in the enclosed proxy, or their substitutes, will vote such proxy as instructed by the Board of Directors.

     The costs of the meeting, including soliciting of proxies, will be borne by the Fund. Solicitation of proxies by mail may be supplemented, as necessary, be personal solicitation through directors and officers of the Fund, some or all of whom may also be directors, officers, or employees of its investment adviser.






Ada, Michigan                           By Order of the Board of Directors
March 10, 1998                          Allan D. Engel
                                        Secretary

                                                                       Exhibit A

             PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1

     PLAN AND AGREEMENT made as of the 9th day of February, 1998, by and between AMWAY MUTUAL FUND INC., a Delaware corporation (hereinafter the "Fund"), and AMWAY MANAGEMENT COMPANY, a Michigan corporation (hereinafter the "Distributor").

     WHEREAS, the Fund engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, Fund desires to finance the distribution of the shares of its common stock, together with any additional such classes or series that may hereafter be offered to the public in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

     WHEREAS, the Distributor desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

     WHEREAS, this Plan and Agreement has been approved by a vote of the board of directors of the Fund, including a majority of the directors who are not interested persons of the Fund, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

     NOW, THEREFORE, the Fund adopts the Plan set forth herein and the Fund and the Distributor hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

     1. The Plan is defined as those provisions of this document by which the Fund adopts a Plan pursuant to Rule 12b-1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Fund retains the Distributor to provide distribution services as described herein. The Fund may retain the Plan notwithstanding termination of the Agreement. The Fund is hereby authorized to utilize the assets of the Fund's to finance certain activities in connection with distribution of the Fund's shares.

     2. Subject to the supervision of the Board of Director, the Fund hereby retains the Distributor to promote the distribution of shares of the Fund by providing services and engaging in activities as specified herein. The activities and services to be provided by the Distributor hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include companies affiliated with the Distributor, that render distribution and administrative services in connection with the distribution of the shares of the Fund; (b) the printing and distribution of reports and prospectuses for the use of potential investors in the Fund; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and (e) the providing of such other services and activities as may from time to time be agreed upon by the Distributor and the Fund. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by companies affiliated with the Distributor or by third parties.

     3. The Distributor hereby undertakes to use its best efforts to promote sales of shares of the Fund to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

     4. The Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay to the Distributor a maximum amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. The Fund's Board of Directors shall from time to time determine the amounts, within the foregoing maximum amounts, that the Fund will pay the Distributor hereunder. No payments will be made by the Fund hereunder after the date of termination of the Plan and Agreement.

     5. To the extent that obligations incurred by the Distributor out of its own resources to finance any activity primarily intended to result in the sales of shares of the Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

     6. The Distributor shall provide to the Board of Directors of the Fund, at least quarterly, a written report of all moneys spent by the Distributor on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Upon request, but no less frequently than annually, the Distributor shall provide to the Board of Directors of the Fund such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

     7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Fund as defined in the Act, and shall continue in effect until April ___, 1999 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding voting securities of the Fund. The Distributor, or the Fund, by vote of a majority of the Disinterested Directors or of the holders of a majority of the outstanding voting securities of the Fund, may terminate the Agreement under this Plan, without penalty, upon 30 days' written notice to the other party.

     8. So long as the Plan remains in effect, the selection of persons to serve as directors of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the directors then in office who are not "interested persons" of the Fund. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the directors of the Fund then in office who are not "interested persons" of the Fund.

     9. This Plan may not be amended to increase the amount to be spent by the Fund hereunder without approval of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan and Agreement must be approved by the vote of the Board of Directors of the Fund including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

     10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by the Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with the Distributor pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with the Distributor, the Fund may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with the Distributor, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Fund hereunder, by the Fund's Board of Directors in accordance with the procedures set forth in paragraph 7 above.

     11. The Fund shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all Board of Directors meetings at which the adoption, amendment of continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

     12. This Plan and Agreement shall be construed in accordance with the laws of the State of Michigan and applicable provisions of the Act. To the extent the applicable laws of the State of Michigan, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the 9th day of February, 1998.

                                                       AMWAY MUTUAL FUND, INC

                                             By:
                                                 ---------------------------


ATTEST:
        ---------------------------


                                             AMWAY MANAGEMENT COMPANY




                                             By:
                                                 -----------------------------

ATTEST:
        ----------------------------

                                                                       Exhibit B
                        AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 9th day of February, 1998, by and between AMWAY MUTUAL FUND, INC. (the "Fund") a Delaware corporation and AMWAY MUTUAL FUND TRUST (the "Trust"), a Delaware business trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (the "Reorganization") of the Fund as a new series of the Trust (the "successor Fund"). The Reorganization will include the transfer of all of the assets of the Fund to the Successor Fund solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of common stock ("Shares") of the Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by the Fund of the Successor Fund Shares it receives in the exchange described above to the holders of Fund Shares in exchange for those Fund Shares, in liquidation of the Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Fund. The Trust, on behalf of the Successor Fund, agrees that in exchange for all of the assets of the Fund (1) the Successor Fund shall assume all of the liabilities of the Fund, whether contingent or otherwise, then existing and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares to be issued by the Trust will be identical to the number of Shares of the Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.2 The assets of the Fund to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

1.3 Immediately after delivery to the Fund of Successor Fund Shares, a duly authorized officer of the Fund shall cause the Fund, as the sole shareholder of the Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent accountants; (iii) approve an investment advisory agreement and a sub-advisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement and sub-advisory agreement in effect with respect to the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of Shareholders to be held on April -- 1998; (iv) approve underwriting and distribution plans of the Successor Fund in substantially the same form as the underwriting and distribution plans in effect with respect to Shares of the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of Shareholders to be held on April -- 1998; and (v) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the closing of the reorganization. On or prior to the Closing Date, the Trust shall, on its own behalf or on behalf of the Successor Fund, either enter into transfer agency, sub-transfer agency, custodian and sub-custodian agreements, agreements with broker-dealers and any other agreement pursuant to which services are rendered to the Fund with substantially the same terms as the agreements to which the Fund is a party as of the Closing Date or assume the Fund's obligations under such agreements. The Trust shall also adopt, on its own behalf or on behalf of the Successor Fund, on or prior to the Closing Date, all policies and procedures in effect with respect to the Fund as of the Closing Date.

1.4 As provided in paragraph 3.4, on the Closing Date the Fund will distribute in liquidation the Successor Fund Shares to each shareholder of record, determined as of the close of business on the Closing Date, pro rata in proportion to such shareholder's beneficial interest and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of the Successor Fund Shares which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books by Amway Management Company as the Trust's transfer agent.

1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of the Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

1.7 Fund Shareholders holding certificates representing their ownership of the Shares of the Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Fund may require (collectively, an "Affidavit"), to the Fund prior to the Closing Date. Any Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of any Shares of the Fund and shall instead evidence ownership of Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue share certificates in the Reorganization.

1.8 Any reporting responsibilities of the Fund shall remain the responsibility of the Fund up to and including the Closing Date. The legal existence of the Fund shall be terminated as promptly as reasonably practicable after the Closing Date.

2. VALUATION

2.1 The value of the Fund's net assets to be acquired by the Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus on the Closing Date using the valuation procedures set forth in the Fund's current prospectus and statement of additional information.


2.2 The value of full and fractional Successor Fund Shares to be issued in exchange for the Fund's net assets shall be equal to the value of the net assets of the Fund on the Closing Date, and the number of Successor Fund Shares shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

3. CLOSING AND CLOSING DATE

3.1 The transfer of the Fund's assets in exchange for the assumption by the Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Amway Management Company, 2905 Lucerne, S.E., Grand Rapids, Michigan 49456 on April __, 1998 ("Closing Date"), or at such other place or date on or prior to December 31, 1998 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Fund or at such other time and or place as the parties may agree.

3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing with respect to the Fund shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

3.3 The Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Fund, of the Funds' reorganization as a series of the Trust.

3.4 Amway Management Company as transfer agent for the Fund, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to the Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to the Fund that such Successor Fund Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Fund shall be presented by the Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Fund to the Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of each Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund's account maintained with the Custodian with immediately available funds.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Fund represents and warrants as follows:

4.1.A. The Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Fund, to perform its obligations under this Agreement. The Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

4.1.B. The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the Commission) as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

4.1.C. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Certificate of Incorporation or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound;

4.1.D. At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

4.1.E. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

4.1.F. All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of common stock of the Fund, nor is there outstanding any security convertible into any of such shares;

4.1.G. The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

4.1.H. At the Closing Date, the Fund will have good and marketable title to the assets to be transferred to the Trust, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "Act");

4.1.I. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund. This Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to the approval of the Fund's shareholders;

4.1.J. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

4.2 The Trust represents and warrants, on behalf of itself and the Successor Fund, as follows:

4.2.A. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it or the Successor Fund to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and the Successor Fund as now being conducted. The Successor Fund is a duly established and designated series of the Trust;

4.2.B. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;

4.2.C. The Trust will cause the Successor Fund to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

4.2.D. Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of the Successor Fund. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

4.2.E. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and the Successor Fund enforceable against the Trust and the Successor Fund in accordance with its terms;

4.2.F. The information to be furnished by the Trust with respect to the Trust and the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.G. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5. COVENANTS OF THE FUND AND THE TRUST

5.1 The Fund covenants that the Successor Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.2 The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.

5.3 The Fund will, from time to time as and when requested by the Trust on behalf of the Successor Fund, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Successor Fund, title to, and possession of, all the assets of the Fund to be sold, assigned, transferred and delivered to the Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.4 The Trust will, on behalf of the Successor Fund, from time to time as and when requested by the Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Fund may deem necessary or desirable in order to vest in, and confirm to the Fund title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.5 The Trust, on behalf of the Successor Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;

5.6 Subject to the provisions of this Agreement, the Trust and the Fund each will take, or cause to be taken, all action is and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 As promptly as practicable, but in any event within 60 days after the closing date, the Fund shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President or Treasurer of the Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust, on behalf of the Successor Fund, of all the obligations to be performed by the Trust and the Successor Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1 All representations and warranties of the Trust and the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust shall have delivered on the Closing Date to the Fund a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to the Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

Each of the foregoing conditions precedent may be waived by the Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SUCCESSOR FUND

The obligations of the Trust and the Successor Fund to consummate the transactions provided for herein shall be subject to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Fund shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities of the Fund, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Fund as to the Fund's portfolio securities and the Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

7.3 The Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Fund's name by its President or Vice President, in form and substance satisfactory to the

Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

Each of the foregoing conditions precedent may be waived by the Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND, THE TRUST AND THE SUCCESSOR FUND

The obligations of the Fund, the Trust and the Successor Fund are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Fund's Shareholders in accordance with applicable law;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Fund, or the Successor Fund, provided that either party hereto may waive any of such conditions for itself or its respective series;

8.4 The Fund and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick and Lockhart LLP satisfactory to the Fund and the Trust, substantially to the effect that for federal income tax purposes:

8.4.A. The acquisition of all of the assets of the Fund by the Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

8.4.B. No gain or loss will be recognized by the Fund upon (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

8.4.C. No gain or loss will be recognized by the Successor Fund upon its receipt of all of the Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

8.4.D. The tax basis of the assets acquired by the Successor Fund from the Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

8.4.E. The tax holding period of the assets of the Fund in the hands of the Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

8.4.F. The Fund's Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Fund solely for Successor Fund Shares as part of the transaction;

8.4.G. The tax basis of the Successor Fund Shares received by Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

8.4.H. The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

The Fund and the Trust each agree to make and provide representations with respect to the Fund and the Successor Fund, respectively, which are reasonably necessary to enable Kirkpatrick & Lockhart LLP to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Kirkpatrick & Lockhart LLP believes to be material to the Reorganization.

Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Kirkpatrick & Lockhart LLP set forth in paragraph 8.4, may be waived by that party.

9. BROKERAGE FEES AND EXPENSES

9.1 The Fund and the Trust, on behalf of the Successor Fund, and each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

9.2 The Fund and the Successor Fund shall be liable for any expenses incurred by them in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT

The Trust, on behalf of the Successor Fund, and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Fund. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:

11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

11.1.B. A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.1.C. A majority of the members of the Board of Directors of the Fund determine that it is not in the best interest of the Fund or its shareholders to proceed with the transactions contemplated by this Agreement.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.

12. AMENDMENT

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to the Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.5 All persons dealing with the Trust, the Fund or the Successor Fund must look solely to the property of the Trust, the Fund, or the Successor Fund, respectively, for the enforcement of any claims against the Trust, the Fund, or the Successor Fund, as neither the directors, trustees, officers, agents nor shareholders of the Trust or the Fund assume any personal liability for obligations entered into on behalf of the Trust or the Fund, respectively.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Fund or the Trust, each at 7575 Fulton Street East, Ada, Michigan 49355 Attention: Secretary.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

AMWAY MUTUAL FUND, INC


               By:

               Its:

AMWAY MUTUAL FUND TRUST


               By:

               Its:

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              AMWAY MUTUAL FUND, INC.
--------------------------------------------------------------------------------

1. For the Election of Directors.                    For All    With-   For All
                                                     Nominees   Held    Except

R.A. DeWitt         Walter T. Jones                  [  ]       [  ]     [  ]
Allan D. Engel      J.J. Rosloniec
Donald H. Johnson   Richard E. Wayman

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s), of the nominee(s). Your shares will be voted for the remaining nominee(s).


RECORD DATE SHARES:




                                                          ----------------------
Please be sure to sign and date this Proxy.                        Date
--------------------------------------------------------------------------------


------Stockholder sign here-----------------------Co-Owner sign here------------

                                                       For    Against    Abstain
2.   Approval of an amended Investment Advisory        [ ]      [ ]        [ ]
     and Service Contract between the Fund and Amway Management Company.

3.   Approval of an amended Sub-Advisory Contract      [ ]      [ ]        [ ]
     between Amway Management Company and ARK
     Asset Management Company.

4.   Ratification of the selection of BDO Seidman,     [ ]      [ ]        [ ]
     LLP as independent public accountants to examine and verify the accounts and securities of the Fund for the year 1998.

5    Approval of an amendment to the Fund's            [ ]      [ ]        [ ]
     Certificate of Incorporation to increase the authorized capital stock from the present
     20,000,000 shares of common stock, $1 par value, to $40,000,000 shares of common stock, $1 par value.

6.   Approval of a new Distribution Plan and           [ ]      [ ]        [ ]
     Agreement for the Fund's shares pursuant to Rule 12b-1 under the Investment Company Act of
     1940.

7.   Approval of an Agreement and Plan of              [ ]      [ ]        [ ]
     Reorganization whereby the Fund will be
     reorganized as a series of the Amway Mutual
     Fund Trust.

8.   Such other matters as may properly come
     before the meeting.


     Mark box at right if an address change or comment has been noted      [ ]
     on the reverse side of this card.


DETACH CARD

March 10, 1998

Dear Amway Mutual Fund Stockholder:

Enclosed is the following information concerning the Stockholders' Meeting which will be held on Wednesday, April 22, 1998, at 11:00 a.m., at the Champlain Building, 2905 Lucerne SE, Grand Rapids, Michigan:

               (1)  A Proxy for the Annual Meeting;

               (2) The Notice and Proxy Statement of the Annual Meeting of Stockholders; and

               (3)  A reply envelope for the return of the Proxy.

The Fund's Board of Directors is recommending to stockholders and has approved proposals numbered 2 through 8. Please review the proxy statement for details.

We emphasize the importance of signing and immediately returning the proxy ballot, thereby avoiding the cost of further solicitation. If we do not receive enough proxies, a valid meeting cannot be held. Your cooperation in returning your proxy promptly is appreciated.

We look forward to seeing you at the Annual Meeting of the Stockholders.


                              Sincerely,

                              Allan D. Engel
                              Vice President, Secretary and Assistant Treasurer

                              AMWAY MUTUAL FUND, INC.

             Proxy for Annual Meeting of Stockholders - April 22, 1998
            This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints James J. Rosloniec and Allan D. Engel, and each of them, as proxies, with the full power of substitution, to vote all shares of common stock of Amway Mutual Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on April 22, 1998, and at any and all adjournments of such meeting, with all powers the undersigned would possess if personally present at such meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of the Annual Meeting, the Proxy and the Proxy Statement dated March 10, 1998, and of the Annual Report for the year ended December 31, 1997. PLEASE SIGN AND RETURN THIS PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND, AND DECIDE TO VOTE BY BALLOT, YOUR BALLOT VOTE WILL REVOKE AND SUPERSEDE THIS PROXY.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Each stockholder must sign if shares are jointly held.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------        ------------------------------------

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